EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2013
EARNINGS (LOSS) PER SHARE [Abstract]
Basic and diluted earnings per share
For the year ended December 31, 2013, 2012 and 2011, the Company had a net loss, thus any effect of common stock equivalents outstanding would be antidilutive. For the years ended December 31, 2013 and 2012, the Company had 400,000 restricted shares outstanding, which were included in the total common shares issued and outstanding as at December 31, 2013 and 2012, respectively.

All figures in USD	2013	2012	2011
Numerator:
Net Income (Loss)	(105,417,590)	(73,191,830)	(72,298,337)
Denominator:
Basic - Weighted Average Common Shares Outstanding	64,101,923	52,547,623	47,159,402
Dilutive – Weighted-Average Common Shares Outstanding	64,101,923	52,547,623	47,159,402
Income (Loss) per Common Share:
Basic	(1.64)	(1.39)	(1.53)
Diluted	(1.64)	(1.39)	(1.53)